SAJAN
innovation in translation

INVESTOR PRESENTATION

THIRD QUARTER 2016

SAFE HARBOR

The Private Securities Litigation Reform Act of 1995 provides a safe harbor from liability for certain forward-looking statements. This presentation contains forward-looking statements that reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. The words “target”, “targeting”, "aim," "believe," "expect," "anticipate," "intend," "estimate" and other expressions that indicate future events and trends identify forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on March 16, 2016. The Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Sajan works with its customers to provide innovative localization and language translation solutions. Applications include document translation, software localization, global marketing, website localization and multilingual SEO. We provide innovative and proprietary technology platforms for managing complex translation projects.

SAJAN SNAPSHOT

- Founded in 1997 – River Falls, WI
- Offices in U.S., Europe & Asia
- 135 employees worldwide
- 3500 translators utilized
- Over one billion words translated
- A top 10 LSP In the U.S. & top 30 globally


Sajan Headquarters
Sajan Ireland
Sajan Spain
Sajan Singapore

Source: Common Sense Advisory, Inc. 2016

SAJAN Innovation in translation

LANGUAGE TRANSLATION MARKET

- Total available market $40B in 2016
- Growth projected at 3% during 2017
- Top 100 providers = 13% industry sales
- Significant market consolidation occurring



$ In Billions
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
6.4% CAGR
2009
2010
2011
2012
2013
2014
2015
2016E
2017E
2018E
2019E

Source: Common Sense Advisory, Inc. 2016

TRANSPLICITY – A WORKFLOW SOLUTION



TRANSPLICITY
1. Content submitted
2. Content extracted
3. Translation memory matching
4. Linguist translates remaining words
5. Final content review
6. Content reassembled
7. Translated content delivered

SAJAN
Innovation in translation

TRANSPLICITY

- Patented multilingual database
- Fully personalized & scalable
- Easily integrates with client systems
- Process automation increases velocity
- Fast processing & turnaround
- Robust end-to-end platform
- Reliable high quality solution
- Compelling value proposition
- Enhanced user experience
- Simplified project management



SAJAN
Innovation in translation

SITESYNC

- Hassle-free website translation solution
- SiteSync is scalable to countless languages
- Integrates with translation management systems
- Provides continuous website monitoring
- Secure cloud hosting
- Save up to 90% in time to market



How it works:

1. SiteSync monitors for content updates
2. Sajan project management team alerted
3. Translation begins seamlessly

SAJAN
Innovation in translation

GROWTH STRATEGY

INTERNAL

- Continuous innovation to Transplicity and SiteSync
- Adding subscription based revenue services
- Expand product and services portfolio
- Cross-sell and up-sell existing clients
- Expand reach and customer base
- Drive operating efficiency & improvements



EXTERNAL

- Potentially pursue acquisitions, utilize $29M in NOL's
- Explore verticals such as voice, video and interpretation

SAJAN
Innovation in translation

VALIDATED ACROSS MULTIPLE INDUSTRIES

Technology	Manufacturing	Consumer	Business Service	Life Sciences	Other
Google	Johnson Controls	Nike	SAI GLOBAL	Edwards	Walt Disney
IBM	3M	fitbit	PR Newswire	smiths medical	ups
cisco	GRACO	Hasbro	allen interactions	St. Jude Medical	Marriott
AdRoll	Ingersoll-Rand	General Mills	TORQUE	NOVARTIS	Allianz

UPS

- UPS (NYSE: UPS) $58.4B in revenue, 444,000 employees, service in 220 countries and territories
- Translated over 3M words, submitted 192 projects and had 56% translation memory leverage in Q1 2016
- Selected Sajan to help create a centralized translation program

"Sajan's innovative programs have led to reduced operational costs and time to market. We can rely on them as a true partner who focuses on how to constantly make us better."

– Al DeSouza, Global Localization Manager, UPS

SAI GLOBAL

SAI GLOBAL

- SAI Global (ASX: SAI) 2,000 employees at 51 locations in 29 countries
- Translated over 18.5M words into 52 languages since November 2013
- Selected Sajan for ability to customize a program and be a true partner in all aspects of the localization process

"I appreciate Sajan's commitment we saw in the day-to-day activities as well as all of the prep work done in the previous months. I always feel I can trust them and rely on them. This is not always so easy to find. Information is always communicated well and timelines are met and beat."

– *Manager, Translation Services, SAI Global*

FINANCIAL

2015
Investment

2016
Implementation

2017+
Growth

REIGNITE TOP-LINE

- New technology and service roll-outs
- Launch innovative translation memory technology
- Expand customer base & leverage new services
- Increase direct selling efforts
- Potentially pursue tactical acquisitions
- Targeting double-digit revenue growth long term



Revenue ($Ms)
$35
$30
$25
$20
$15
$10
$5
$0
2012
2013
2014
2015

SAJAN Innovation in translation

GLOBAL BUSINESS ACROSS MULTIPLE INDUSTRIES

Revenue by geography


5%
16%
3%
76%
USA
Asia
Europe
ROW

Top 20 revenue by vertical


10%
26%
11%
12%
17%
24%
Technology
Manufacturing
Consumer Brands
Business Services
Life Sciences
Other

SAJAN
innovation in translation

IMPROVE PROFITABILITY

- Improved execution on financial metrics
- Improved margins through technology
- Increase higher margin technology revenue
- Operating leverage on growth
- Targeting double-digit adj. EBITDA margin



Adjusted EBITDA ($Ms)
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2012
2013
2014
2015

TARGETING SUSTAINABLE GROWTH

	2012	2013	2014	2015	LT Target
Revenue Growth	-2%	17%	18%	5%	10%+
Gross Margin	35.2%	39.2%	39.3%	38.5%	40% - 45%
Adj. EBITDA Margin	0.3%	5.5%	5.4%	4.7%	10%+
Cash & Equivalents	$0.9M	$1.4M	$4.7M	$3.7M	
Debt	$0.9	$0.8	$0.8	$0	

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

% of Revenue	2012	2013	2014	2015
Net Income	-5.13%	0.16%	0.53%	0.48%
Interest Expense	0.48%	0.46%	0.30%	0.17%
Income Taxes	0.28%	0.40%	0.13%	0.04%
Deprecation/Amort.	3.76%	3.44%	3.39%	2.99%
Stock-Based Comp	0.87%	1.03%	1.02%	1.00%
Adjusted EBITDA %	0.27%	5.49%	5.37%	4.68%

Non-GAAP Financial Measures – Adjusted EBITDA:
We calculate Adjusted EBITDA by taking net income (loss) calculated in accordance with GAAP, and adding interest expense, income taxes, depreciation and amortization, and stock-based compensation.

SAJAN
innovation in translation

A COMPELLING INVESTMENT

- Proven leader in large, diversified and growing market
- Differentiated product offering delivers unique value
- Multiple growth vectors with new and existing customers
- Diverse, highly loyal and expanding customer base
- Attractive financial profile, significant operating leverage
- Experienced management with successful track record

2015
Investment

2016
Implementation

2017+
Growth

SAJAN
Innovation in translation

SAJAN

innovation in translation

NASDAQ:

SAJA

CONTACT:

Tom Skiba
Chief Financial Officer
715.426.9505
tskiba@sajan.com